Kelly Services, Inc. Third Quarter November 8, 2017 Exhibit 99.2

Safe Harbor Statement This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements. 2

Third Quarter 2017 Highlights (YOY Comparisons)  Total revenue increased 6.5% – Increased 5.3% on a constant currency basis  Gross profit up 7.3% – up 6.2% on a constant currency basis  Earnings from operations of $18.2 million, down 3%  Diluted earnings per share of $0.58, compared to $2.06 per share last year – Excluding $1.62 after-tax gain on APAC JV transaction in 2016, diluted earnings per share up $0.14, a 32% increase 3

 Revenue increase reflects solid growth in Americas and International Staffing  Continued GP rate improvement reflects on-going structural progress, as we move to higher margin solutions in GTS, partially offset by margin rate declines in Americas and International Staffing due to business mix  Earnings from operations reflects solid GP growth, offset by the addition of resources to support market opportunities and higher performance based incentives  Excluding the impact of the gain on APAC JV transaction, EPS improved by $0.14 or 32% ----- (1)Constant Currency represent year-over-year changes resulting from translating 2017 financial data into USD using 2016 exchange rates. (2)Change includes $87.2 million gain on investment, $63.7 million net of income taxes expense or $1.62 per share, in 2016. Third Quarter 2017 Financial Summary 4 Actual Results Change Constant Currency Change(1) Reve ue $1.3B 6.5% 5.3% GP % 17.4% 20 bps Earnings from Operations $18.2M (2.9)% (6.0)% ROS % 1.4% (10) bps EPS(2) $0.58 ($1.48)

 Americas staffing revenues reflect continued solid top-line growth, primarily in light industrial staffing  International staffing delivered strong growth across the regions in Europe Third Quarter 2017 Revenue Growth 5 42% 21% 38% Business Mix Americas Staffing International Staffing Global Talent Solutions 0% 10% 20% 30% Total Americas Staffing International Staffing Global Talent Solutions YoY Growth Reported Constant Currency

Third Quarter 2017 Gross Profit Growth  Americas staffing and International staffing GP progress reflects top-line growth, partially offset by GP rate declines due to changes in business mix  GTS GP increase reflects solid GP rate improvement on modest revenue growth 6 43% 17% 40% Business Mix Americas Staffing International Staffing Global Talent Solutions 0% 5% 10% 15% Total Americas Staffing International Staffing Global Talent Solutions YoY Growth Reported Constant Currency

17.2% 17.4% 16.0% 16.2% 16.4% 16.6% 16.8% 17.0% 17.2% 17.4% 17.6% Q3 2016 GP Rate Americas Staffing International Staffing Global Talent Solutions Perm Fees Q3 2017 GP Rate Third Quarter 2017 Gross Profit Rate  Favorable impacts include an improving GP rate due to an improved mix of higher margin solutions in GTS and higher perm fees, primarily in International Staffing  Americas Staffing and International temporary staffing rate declines due to changes in business mix -10 bps 40 bps 7 -20 bps 10 bps

$196 $213 $180 $185 $190 $195 $200 $205 $210 $215 Q3 2016 SG&A International Staffing FX Americas Staffing Corporate Global Talent Solutions Q3 2017 SG&A Third Quarter 2017 SG&A  Corporate expenses primarily reflect higher performance based compensation expense and additional litigation related expenses  Americas Staffing expenses were up due to additional sales resources to capitalize on market opportunities and increased performance based compensation expenses $1 $2 $5 $2 $ in Millions $7 8

Third Quarter 2017 Conversion Rate ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit.  Americas Staffing conversion rate reflects additional resources to capitalize on market opportunities  GTS improved by 390 bps and reflects impact of an improving GP rate and cost management efforts  International staffing conversion rate improvement reflect strong GP growth combined with effective cost management  Total Company conversion rate is also impacted by higher Corporate performance based incentive expenses and additional litigation related expenses $ in Millions 9 2017 2016 Gross Earnings Conversion Gross Earnings Conversion Change Profit from Ops Rate(1) Profit from Ops Rate(1) (bps) Americas Staffing 98.8$ 13.3$ 13.5% 95.0$ 14.3$ 15.0% (150) Global Talent Solutions 93.0 20.8 22.4% 86.2 16.0 18.5% 390 International Staffing 39.5 7.2 18.0% 35.0 4.5 12.9% 510 Total Company 230.7$ 18.2$ 7.9% 215.1$ 18.8$ 8.7% (80) ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit.

$500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 2016 Q3 2016 2017 Q3 Accounts Receivable Third Quarter 2017 Balance Sheet Data 10  DSO is up 2 days versus the same period last year, and up 5 days from year end 2016. Q3 DSO reflects a seasonal increase related in our educational staffing business and the start of the school year  Quarter end debt was $24 million and reflects our cash paid for the Teachers On Call acquisition $ in Millions DSO 56 53 58 Debt-to- 0.9% 0.0% 2.1% Equity Ratio $0 $20 $40 2016 Q3 2016 2017 Q3 Debt (and Debt-to-Equity Ratio)

2017 Outlook – Fourth Quarter  Revenue up 8% to 9% YOY – 200 basis point improvement due to currency – 120 basis point impact from acquisition of Teachers On Call  Gross profit rate consistent YOY  SG&A up 4.5% to 5.5% YOY – Approximately half of increase is a result of higher performance based incentive compensation expenses and acquisition of Teachers On Call  Annual tax rate in mid-single digits 11

Teachers On Call acquisition  Stock purchase completed on September 5, 2017  Teachers On Call is a U.S. based provider of substitute teacher staffing services for K-12 public, private, and charter schools, and early child care centers focused on the upper mid-west  Complements Kelly Educational Staffing geographic and service footprint  Expands on Kelly’s existing leading position in the U.S. educational staffing market 12